BUSINESS LOAN APPLICATION

Dated: September 12, 2017	NOTICE TO APPLICANT: IF YOU ARE MARRIED YOU MAY APPLY FOR A SEPARATE ACCOUNT.
☐ JOINT CREDIT. The applicants intend to apply for joint credit. (Please initial)	

TO (LENDER)
Summit Community Bank
310 N Main Street

Moorefield, WV 26836

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means for you: When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license or other identifying documents.

APPLICANT INFORMATION

Name: SMITH-MIDLAND CORPORATION	Street Address: P O BOX 300	
City: MIDLAND	State: VA	Zip Code: 22728
Telephone Number: (540)439-3266	Tax I.D. Number: 54-1727060	
Type of Business:	Type of Organization: ☒ Corporation ☐ Partnership ☐ Proprietorship ☐ Limited Liability Company ("LLC")	
State and County Where Organized: VA Fauquier	Date Business Entity Started Or Date of Birth, If Indiv. or Sole Prop.:	

LIST: OWNERS, PARTNERS, MEMBERS, MANAGERS, OFFICERS , AS APPLICABLE

Name: ASHLEY B SMITH	Telephone Number: (540)439-1869		Social Security Number: 228-92-5481	
Street Address, City, State, Zip Code: P O BOX 183 MIDLAND, VA 22728	Title: President		Age:	% of Ownership:
	☐ Personal Financial Statement Enclosed		☐ Personal Credit Report Enclosed	
Name:	Telephone Number:		Social Security Number:	
Street Address, City, State, Zip Code:	Title:		Age:	% of Ownership:
	☐ Personal Financial Statement Enclosed		☐ Personal Credit Report Enclosed	
Name:	Telephone Number:		Social Security Number:	
Street Address, City, State, Zip Code:	Title:		Age:	% of Ownership:
	☐ Personal Financial Statement Enclosed		☐ Personal Credit Report Enclosed	
Name:	Telephone Number:		Social Security Number:	
Street Address, City, State, Zip Code:	Title:		Age:	% of Ownership:
	☐ Personal Financial Statement Enclosed		☐ Personal Credit Report Enclosed	

TYPE(S) OF LOAN(S) REQUESTED

	Amount	Repayment Program / Purpose
A	$2,000,000.00	Repayment Program: Purpose: Renew Existing Business Line of Credit
B	$	Repayment Program: Purpose:
C	$	Repayment Program: Purpose:

LENDER'S APPROVAL

(FOR LENDER'S USE ONLY)

LOAN DETAIL

Amount	Type	Term	Rate	Closing Fee
$				
$				

LOAN FORMULA

SECURITY

☐ Accounts and Inventory ☐ Mortgages *(Specify)* ☐ Guarantees *(Specify)* ☐ Subordination of Debt *(Specify)*

☐ Equipment ☐ Loss Payable Clause ☐ Terminations Required *(Specify)* ☐ Discharges Required *(Specify)*

☐ Other

LOAN TO VALUE

REPORTING REQUIREMENTS:

☐ Monthly Accounts Receivable Agings ☐ Monthly Inventory Reports

☐ Annual Financial Statement Type: ☐ Interim Financial Statements Type: Frequency:

EXISTING RELATIONSHIP

CREDIT LINE USAGE HISTORY	High $	Low $	Average $	Off
LOAN AND OVERDRAFT EXPERIENCE	☐ Excellent	☐ Satisfactory	☐ Review With Investigator	

Customer Identification Program (CIP) Record Information *(Describe Additional Data Collected Pursuant to Institution's CIP)*

Applicant:

☐ Applicant Information Collected and Verified in Accordance with CIP *(initial)* ________

CLOSING STATEMENT

DISBURSEMENT NUMBER

CHECK NUMBER	AMOUNT	PAYABLE TO
(1)	$	
(2)	$	
(3)	$	
(4)	$	
NET PROCEEDS		

SIGNATURES

INTERVIEWER ________ CLOSED BY ________

INVESTIGATOR ________ REVIEWED BY ________

DECISION BY ________ OFFICE OR BRANCH ________

DISCOUNTED BY ________ TYPE CODE ________ OFFICER CODE ________

SIGNATURES

Name of Applicant SMITH-MIDLAND CORPORATION

By X [signature] 09/12/2017
ASHLEY B SMITH
Date

Its President

By X ________ Date

Its ________

By X ________ Date

Its ________

By X ________ Date

Its ________